September 2008 September 2008 Exhibit 99.3

Safe harbor statement
Safe harbor statement
This slide deck contains forward-looking statements that are based upon current expectations within the meaning of the Private Securities Reform Act of 1995. We intend that such statements be protected by the safe harbor created thereby.  Forward-looking statements involve risks and uncertainties and our actual results and the timing of events may differ significantly from the results discussed in the forward-looking statements. We undertake no obligation to revise or update the forward-looking statements made herein whether as a result of new information, future events or otherwise.  Examples of such forward-looking statements include, but are not limited to, statements about or relating to:
the submission for regulatory approval of Intermezzo with the U.S. FDA, the timing of such submission, and the scope of indications potentially covered, as well as the potential timing for marketing approval and product launch based on such submission; clinical trials with respect to our other drug candidates, including TO-2060 and TO-2061, including the anticipated dates of data availability under currently ongoing trials; the size and scope of potential markets and potential revenues for Intermezzo and our other drug candidates and expected benefits of our drug candidates.
Such forward-looking statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to: difficulties or delays in development, obtaining regulatory approval for, and undertaking production and marketing of our drug candidates;
unexpected adverse side effects or inadequate therapeutic efficacy of our drug candidates that could slow or prevent product approval; positive results in clinical trials may not be sufficient to obtain FDA approval; physician or patient reluctance to use Intermezzo, if approved; our ability to obtain additional financing if necessary; changing standards of care and the introduction of products by competitors or alternative therapies for the treatment of indications we target; the uncertainty of protection for our intellectual property, through patents, trade secrets or otherwise; and potential infringement of the intellectual property rights or trade secrets of third parties.

Deriving new patient benefits from proven CNS drugs
– Enhanced performance and new indications
– Known safety and efficacy profile from established parent compounds
– Reduced risk development strategy
– Proprietary products; significant market opportunities
Intermezzo
®
: low-dose sublingual zolpidem, MOTN insomnia
– Phase 3 complete, NDA planned late 2008
– New indication in the $4+ billion insomnia market
Founded 2002; SF Bay Area; 37 employees
Cash at June 30, 2008: $24.2 million
Specialty pharmaceutical company: large and growing
markets; first NDA submission planned late 2008
Specialty pharmaceutical company: large and growing
markets; first NDA submission planned late 2008

Experienced management team
Experienced management team
Idenix, Novartis Susan Koppy, VP Corp Dev
Peninsula Pharmaceuticals Sharon Sakai, PhD, Sr Dir Regulatory
Alza Nipun Davar, PhD, VP Pharm Sci
Abbott, Lorex, Sanofi F. Steinberg, DO, consulting CMO
Montreux Equity Partners Thomas P. Soloway, CFO
Organon, Wyeth, J&J, Lilly Terrence Moore, VP Marketing/Sales
Procter & Gamble, Searle, Watson Nikhilesh Singh, PhD, CSO/Founder
BMS, Allergan, Neutrogena,
Oclassen Pharmaceuticals
Glenn A. Oclassen, CEO/President
Pfizer, Abbott, Genentech G. Kirk Raab, Chairman

Intermezzo
® Intermezzo
®
Low dose zolpidem for
middle of the night (MOTN) insomnia
Proposed indication statement:
“Intermezzo
®
(zolpidem tartrate sublingual lozenge) is indicated for the
treatment of insomnia characterized by difficulty returning to sleep after awakening in the middle of the night”

10% to 15% seek
physician help
(3)
$1.4B 2002 to $5B 2010
(2)
New understanding of
insomnia leads to new
products
70 to 100 million people
(2)
Insomnia market growth (‘07 over
‘06): 9% in demand (TRx),
5% in value
(1)
0
10
20
30
40
50
60
70
80
2003 2004 2005 2006 2007
Rx insomnia therapeutics: a $4 billion market
Rx insomnia therapeutics: a $4 billion market
(1) IMS Health, (2) In Vivo Feb 2006, (3) Business Week Oct 8, 2007
Under
penetrated
Large
Segmentation
Growth

Stanford Sleep Epidemiology Research Center:
MOTN awakening: the #1 insomnia symptom
Stanford Sleep Epidemiology Research Center:
MOTN awakening: the #1 insomnia symptom
Large scale population based sleep epidemiology study,
~9,000 subjects over 6 years
– Ohayon MM: Nocturnal Awakenings and comorbid disorders in the
American general population, Journal of Psychiatric Research (2008)
– Nocturnal awakenings: prevalence, comorbidity and daytime
consequences:
APSS symposium, June 2008, Maurice M. Ohayon,
MD, DSc, PhD, Thomas Roth, PhD, Michael Vitiello, PhD and James
Walsh, PhD
35% report MOTN awakenings at least 3 times per week
>90% report the condition persists more than six months,
>50% report more than 5 years
>6 million Americans consult with a physician regarding their
MOTN awakenings

0
200
400
600
800
1000
1200
1400
1600
8-9pm 9-10pm 10-
11pm
11-
12am
12-1am 1-2am 2-3am 3-4am 4-5am 5-6am 6-7am
All MOTN
treatment calls
MOTN calls with
>=4 hours
remaining in bed
Phase 3 outpatient study n = 294
Intermezzo
®
: outpatient study: 96% of > 5,000
awakenings had at least 4 hrs remaining in bed
Intermezzo
®
: outpatient study: 96% of > 5,000
awakenings had at least 4 hrs remaining in bed

MOTN awakenings typically occur 3 to 5 nights per week
(1)
,
not every night, even in severe chronic insomnia
8 hour sleep aids require bedtime prophylactic dosing
before an awakening occurs
The ideal therapeutic would be used only when and if a
patient needs help returning to sleep, not every night
Hypothesis: availability of medication “as needed in the
middle of the night” may reduce anxiety and enable
patients to more readily return to sleep without a sleep aid
(1) Ohayon MM: Nocturnal Awakenings and comorbid disorders in the American general population, Journal of
Psychiatric Research (2008), and Transcept Pharmaceuticals Phase 3 outpatient study, n = 294

Sleep lab clinical result:
14 minute sleep onset with 3.5 mg dose
Patients reported greater next day alertness
vs. placebo
Sublingual lozenge dissolves in ~ 2 minutes
pH driven free base zolpidem
72% dose reduction vs. the most commonly
prescribed brand
Used only when needed
(1) Ohayon MM: Nocturnal Awakenings and comorbid disorders in the American general population, Journal of
Psychiatric Research (2008)
Novel formulation
Low dose
Fast acting
Positive
next day effects
Patient control

Normal Saliva
pH = ~6
pH = 6.9
(“pKa”)
pH = 9.5
pH = pKa
pH < pKa pH > pKa
Hydrophilic
zolpidem (88%)
Hydrophilic
zolpidem (50%)
Lipophilic zolp (12%)
Lipophilic zolpidem
(50%)
Lipophilic zolpidem
(~ 100%)
Bimucoral
®
technology drives pH above pKa
Rapid bioavailability driven by Bimucoral
®
technology
Rapid bioavailability driven by Bimucoral
®
technology

Intermezzo
®
3.5 mg delivered
more zolpidem earlier than a ~3x higher Ambien
®
dose
Intermezzo
®
3.5 mg delivered
more zolpidem earlier than a ~3x higher Ambien
®
dose
PK comparison study: Intermezzo
®
3.5mg vs. Ambien 10mg PO n=36
Time (min)
9.3x
2.9x
1.4x
Intermezzo
®
3.5 mg
Ambien
®
10 mg
0
1
2
3
4
0 5 10 15 20
Intermezzo 3.5mg
Ambien 10mg p.o.

13 Intermezzo ® Phase 3 clinical results Intermezzo ® Phase 3 clinical results Low dose zolpidem for middle of the night (MOTN) insomnia

Intermezzo
®
: Phase 3 sleep lab study (October 2006)
Intermezzo
®
: Phase 3 sleep lab study (October 2006)
Principal investigators: Thomas Roth, PhD and Martin Scharf, PhD
Study design: Double-blind, placebo-controlled study for objective
(PSG) evaluation of sleep-onset safety and efficacy of  1.75 mg and
3.5 mg Intermezzo
®
after MOTN awakening
Study population: 82 non-elderly primary insomnia patients with a history of difficulty falling back to sleep after MOTN awakening
Primary endpoint: Intermezzo
®
3.5 mg Latency to Persistent Sleep
(LPS
MOTN
) vs. placebo
Scale: Largest MOTN sleep lab study reported, among the largest double-blind crossover sleep lab studies of any kind

Intermezzo
®
: achieved rapid sleep onset, even in
subjects with baseline awakenings >60 minutes
Intermezzo
®
: achieved rapid sleep onset, even in
subjects with baseline awakenings >60 minutes
44.6
17.0
30.7
p<0.003 vs.
placebo
p<0.001 vs.
placebo
14.2
23.7
37.3
p<0.001 vs.
placebo
p<0.001 vs.
placebo
Placebo Intermezzo
®
1.75mg Intermezzo
®
3.5mg
Phase 3 Sleep Lab Study n = 82
>60 min awakening (37/82) All Patients (82/82)

16 Intermezzo ® : put more patients back to sleep faster vs baseline or placebo Intermezzo ® : put more patients back to sleep faster vs baseline or placebo 75% 56% 28% Phase 3 Sleep Lab Study n = 82

Intermezzo
®
:
No reported hangover effects at 4 hrs vs placebo
Intermezzo
®
:
No reported hangover effects at 4 hrs vs placebo
0
10
20
30
40
50
60
70
Objective (DSST)
0
10
20
30
40
50
60
70
Subjective (VAS)
61.88 61.59 60.57 62.36 64.25 63.56
p<0.62
vs.
placebo
p<0.15
vs.
placebo
p<0.44
vs.
placebo
p<0.91
vs.
placebo
Placebo Intermezzo
®
1.75mg Intermezzo
®
3.5mg

Placebo Intermezzo
®
1.75mg Intermezzo
®
3.5mg
Intermezzo
®
helped patients feel better the next day
Intermezzo
®
helped patients feel better the next day
p<0.001
vs. placebo
p<0.001
vs. placebo
p<0.017
vs. placebo
p<0.024
vs. placebo
p<0.009
vs. placebo
“Good” or “Excellent” next day ratings
NS
Phase 3 Sleep Lab Study n = 82
0
10
20
30
40
50
60
Sleep Quality Refreshing Sleep Ability to Function

Principal investigators: Andrew Krystal, MD and Thomas Roth, PhD
Study design: Randomized, double-blind, placebo controlled,
outpatient study to evaluate the safety and efficacy of Intermezzo
®
3.5 mg for the prn treatment of insomnia after MOTN awakening
Study population: 294 non-elderly primary insomnia patients
demonstrating at least 2 prolonged MOTN awakenings of 60 min, and at least 4 of 30 min during an initial two week placebo run-in
Primary endpoint: Latency to Sleep Onset (LSO
MOTN
) vs. placebo
averaged over the 4-week treatment period
Intermezzo
®
: Phase 3 outpatient study (January 2008)
Intermezzo
®
: Phase 3 outpatient study (January 2008)

Intermezzo
®
: primary sleep onset
endpoint confirmed in second Phase 3 study
Intermezzo
®
: primary sleep onset
endpoint confirmed in second Phase 3 study
p<0.0001
vs. placebo
69.42
Latency to Sleep Onset (LSO
MOTN
) 4 week average
Phase 3 outpatient study n = 294
56.37
68.13
38.22
4 week treatment Baseline 4 week treatment Baseline
Placebo Intermezzo
®
3.5mg Baseline

Intermezzo
®
: achieved consistently faster sleep onset
vs. placebo over the entire 4 week treatment period
Intermezzo
®
: achieved consistently faster sleep onset
vs. placebo over the entire 4 week treatment period
Latency to Sleep Onset (LSO
MOTN
) weekly
Phase 3 outpatient study n = 294
Placebo Intermezzo
®
3.5mg
p<0.0001
vs. placebo
p<0.0001
vs. placebo
p<0.0001
vs. placebo
p<0.0001
vs. placebo

Intermezzo
®
: produced ~30 minute improvement
in sleep onset vs. baseline
Intermezzo
®
: produced ~30 minute improvement
in sleep onset vs. baseline
Latency to Sleep Onset (LSO
MOTN
) improvement over baseline
Phase 3 outpatient study n = 294
Placebo Intermezzo
®
3.5mg

Intermezzo
®
:
reported next day effects better than placebo
Intermezzo
®
:
reported next day effects better than placebo
p<0.0041
vs. placebo
4.71
Next day alertness 4 week average
Phase 3 outpatient study n = 294
5.24
4.87
5.59
MORE
ALERT
MORE
SLEEPY
4 week treatment Baseline
4 week treatment Baseline
Placebo Intermezzo
®
3.5mg Baseline

Average weekly treatment exposure
Phase 3 outpatient study n = 294
Intermezzo
®
: no evidence of increased medication
use during four week study
Intermezzo
®
: no evidence of increased medication
use during four week study

Intermezzo
®
development timeline
Intermezzo
®
development timeline
Ph 3: sleep lab
FDA meeting
Bridging PK
Elderly PK
Ph 3: outpatient
3.5 mg Fed/Fast
Mfr. 300kg batch
Swallowed PK/PD
Pre NDA meeting
Projected NDA submission
Projected launch
2007 2008 2006
Complete Projected
2009
Q4 2008
2010
H1 2010

26 Intermezzo ® : Maximizing market potential Intermezzo ® : Maximizing market potential

Intermezzo
®
: commercialization strategy
Intermezzo
®
: commercialization strategy
Intermezzo
®
anticipated to be the first prn
insomnia therapeutic
specifically for treatment of middle of the night awakenings
Key marketing factors
– Insomnia direct to consumer advertising spending in decline:
• Q1 08: Lunesta -42%, AmbienCR -33%, Rozerem -74%
(1)
– Market research indicates concentrated high prescriber base and $600 to $800 million revenue potential
Preparing for launch to specialty and high Rx primary care
audiences via ~125 Transcept representatives
Seeking primary care marketing partner
(1) DTC Perspectives June 4 2008

28 Intermezzo ® : Intellectual property Intermezzo ® : Intellectual property

Intermezzo
®
: formulation and method of use patents
pending in US and international markets
Intermezzo
®
: formulation and method of use patents
pending in US and international markets
Formulation for transmucosal absorption:
– priority date of February 17, 2004
– low dose zolpidem (about 1mg to about 5 mg)
– formulated with binary buffer for transmucosal absorption
Method of treating MOTN insomnia:
– priority date of May 25, 2005
– low dose zolpidem (about 1mg to about 5 mg)
– treatment of MOTN insomnia
• administration as needed after the subject awakens
– claims cover multiple dosage forms

30 Pipeline development Pipeline development

TO-2060:
– Fixed combination product: olanzapine / ondansetron
– Successful proof of concept study in alcohol abusing patients
– Active IND: April 2008
– Seeking NIAAA and/or corporate partner funding
TO-2061:
– Fixed combination product: risperidone / ondansetron
– Obsessive compulsive disorder pilot trial, data expected late 2008
NIH licensing opportunity:
– Application submitted to NIMH for exclusive IP license re: the treatment of major depressive disorders
Psychiatry pipeline product candidates
Psychiatry pipeline product candidates

Intermezzo ® is a registered trademark of Transcept Pharmaceuticals, Inc.